UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Shutterstock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 20th Floor

New York, NY 10118

(Address of principal executive offices, including zip code)

(646) 710-3417

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Shutterstock, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) in connection with the proposed merger with Getty Images Holdings, Inc. (“Getty Images”), as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2025. As of April 25, 2025, the record date for the Special Meeting, there were a total of 35,253,704 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 29,042,713 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.

Described below are the matters voted upon at the Special Meeting and the voting results.

Proposal One – The Merger Proposal

At the Special Meeting, the Company’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of January 6, 2025 (as may be amended from time to time) by and among the Company, Grammy HoldCo, Inc., Grammy Merger Sub One, Inc., Getty Images, Grammy Merger Sub 2, Inc. and Grammy Merger Sub 3, LLC (the “Merger Agreement”). The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
28,849,499	112,327	80,887	–

Proposal Two - Non-Binding Compensation Proposal

At the Special Meeting, the Company’s stockholders approved, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise related to the transactions contemplated by the Merger Agreement. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
25,326,142	3,600,162	116,409	–

Because there were sufficient votes to approve the Merger Proposal, no proposal to adjourn the Special Meeting was made.

Completion of the merger remains subject to the satisfaction of the customary closing conditions, including the receipt of certain regulatory approvals.

Item 8.01 Other Events.

On June 10, 2025, the Company issued a press release announcing the results of the Special Meeting. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

The statements in this current report on Form 8-K include forward-looking statements concerning Getty Images, Shutterstock, the proposed transactions and other matters. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this current report on Form 8-K relate to, among other things, obtaining applicable regulatory approvals for the proposed transactions on a timely basis or otherwise, satisfying other closing conditions to the proposed transactions, on a timely basis or otherwise, the expected tax treatment of the proposed transactions, the expected timing of the proposed transactions, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. Important factors that could cause actual results to differ materially from the forward-looking statements include, among other things: failure to obtain applicable regulatory approvals in a timely manner or otherwise; interloper risk; failure to satisfy other closing conditions to the transactions or to complete the transactions on anticipated terms and timing (or at all); negative effects of the announcement of the transactions on the ability of Shutterstock or Getty Images to retain and hire key personnel and maintain relationships with customers, suppliers and others who Shutterstock or Getty Images does business, or on Shutterstock or Getty Images’ operating results and business generally; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, as expected (or at all), or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the transactions will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transactions and/or unknown or inestimable liabilities; restrictions during the pendency of the transactions that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the transactions; the potential impact of the announcement or consummation of the transactions on Getty Images’, Shutterstock’s or the combined company’s relationships with suppliers, customers, employers and regulators; demand for the combined company’s products; potential changes in the Getty Images stock price that could negatively impact the value of the consideration offered to the Shutterstock stockholders; the occurrence of any event that could give rise to the termination of the proposed transactions; and Getty Images’ ability to complete any refinancing of its debt or new debt financing on a timely basis, on favorable terms or at all. A more fulsome discussion of the risks related to the proposed transactions is included in the information statement and proxy statement/prospectus filed with the SEC by Shutterstock and Getty Images in connection with the proposed transactions. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in each of Getty Images’ and Shutterstock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is, and the list of factors presented in the information statement and proxy statement/prospectus filed with the SEC by Shutterstock and Getty Images in connection with the proposed transactions is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither Getty Images nor Shutterstock assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 10, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated June 10, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: June 10, 2025	By:	/s/ Rik Powell
Rik Powell
Chief Financial Officer

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